




                     DRS TECHNOLOGIES, INC. AND SUBSIDIARIES
           RESTATED SELECTED CONSOLIDATED STATEMENTS OF EARNINGS DATA
                        FOR PREVIOUS QUARTERS (UNAUDITED)
                      (Millions Except Earnings per Share)


                                                       Three Months Ended
                                                       ------------------
                                 March 31, 2004(1)     June 30, 2004(1)    September 30, 2004(1)
                                 --------------        --------------      ------------------
Revenues                            $     339.1         $      291.2              $     318.1
Operating Income                    $      37.9         $       28.5              $      33.8
Earnings from Continuing Operations $      15.5         $       11.0              $      14.0
Earnings from Discontinued
 Operations, Net of Tax             $        .8         $         .8              $        .4
Net Earnings                        $      16.3         $       11.8              $      14.4
Basic Earnings per Share:
      Earnings from Continuing
       Operations                   $       .58         $        .41              $       .52
      Earnings from Discontinued
       Operations, Net of Tax       $       .03         $        .03              $       .01
      Net Earnings                  $       .61         $        .44              $       .53
Diluted Earnings per Share:
      Earnings from Continuing
       Operations                   $       .57         $        .40              $       .50
      Earnings from Discontinued
       Operations, Net of Tax       $       .03         $        .03              $       .01
      Net Earnings                  $       .60         $        .43              $       .52

1 Fiscal 2004 fourth quarter results and fiscal 2005 first and second quarter results are adjusted to reflect discontinued operations, due to the Company's decision to sell its DRS Broadcast Technology and DRS Weather
     Systems, Inc. units in the third quarter of fiscal 2005.



                     DRS TECHNOLOGIES, INC. AND SUBSIDIARIES
           RESTATED SEGMENT RESULTS FOR PREVIOUS QUARTERS (UNAUDITED)
                                  ($ Millions)

                                                     Three Months Ended
                                                     ------------------
                                 March 31, 2004 (1),(2)   June 30, 2004(1),(2)  September 30, 2004(1)
                                 --------------           -------------         ------------------

Revenues
C4I Group                          $     172.1            $      158.6              $       168.1
Surveillance & Reconnaissance
 Group                                   167.0                   132.6                      150.0
Other                                        -                       -                          -
-------------------------------------------------------------------------------------------------
Consolidated                       $     339.1            $      291.2              $       318.1
-------------------------------------------------------------------------------------------------

Operating Income
C4I Group                          $      20.0            $       15.1              $       17.5
Surveillance & Reconnaissance
 Group                                    17.8                    13.4                      16.3
Other                                       .1                       -                         -
------------------------------------------------------------------------------------------------
Consolidated                       $      37.9            $       28.5              $       33.8
------------------------------------------------------------------------------------------------

Operating Margin
C4I Group                                11.6%                    9.5%                     10.4%
Surveillance & Reconnaissance Group      10.7%                   10.1%                     10.9%
Other                                        -                       -                         -
Consolidated                             11.2%                    9.8%                     10.6%
------------------------------------------------------------------------------------------------

Bookings
C4I Group                          $     147.8            $      148.8              $      178.1
Surveillance & Reconnaissance
 Group                                   137.5                   194.5                     157.6
Other                                        -                       -                         -
------------------------------------------------------------------------------------------------
Consolidated                       $     285.3            $      343.3              $      335.7
------------------------------------------------------------------------------------------------

Backlog
C4I Group                          $     634.2            $      631.8              $      657.5
Surveillance & Reconnaissance
 Group                                   576.2                   636.8                     641.5
Other                                        -                       -                         -
------------------------------------------------------------------------------------------------
Consolidated                       $   1,210.4            $    1,268.6              $    1,299.0
------------------------------------------------------------------------------------------------

1 Fiscal 2004 fourth quarter results and fiscal 2005 first and second quarter results are adjusted to reflect discontinued operations, due to the Company's decision to sell its DRS Broadcast Technology and DRS Weather
    Systems, Inc. units in the third quarter of fiscal 2005.

2 Fiscal 2004 fourth quarter results and fiscal 2005 first quarter results are adjusted to reflect the transfer in July 2004 of the Company's DRS Data &
    Imaging Systems Ltd. unit from the Company's Surveillance & Reconnaissance
    Group to the Company's C4I Group.
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